UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2000


                          Spiderboy International, Inc.
                     (formerly High Country Ventures, Inc.)
             (Exact name of registrant as specified in its Charter)


        Minnesota               33-26692                     41-0825298
        (State of           (Commission File       (IRS Employer Identification
      Incorporation)             Number)                       Number)


              13348 Highland Chase Place, Fort Myers, Florida 33913
                  (Address of principal executive office)  (Zip Code)


Registrant's telephone number (941) 470-9662



Item 2. Acquisition or Disposition of Assets

         There was a Plan of Exchange executed on October 12, 2000 between High Country Ventures, Inc. and Spiderboy.com, Inc. for all of the shares of Spiderboy.com, Inc. There was a meeting of the shareholders of High Country Ventures, Inc. on October 12, 2000 that approved the Plan of Exchange, approved the change of name to Spiderboy International, Inc. and a new Board of Directors, consisting of Norman Pardo, John Bolan, Jim Cullen, Kimberly F. Oliver and Michael F. Edwards.

         The Plan of Exchange, The Proxy Statement of High Country Ventures, Inc., the April 30, 2000 audit of High Country Ventures, Inc., the June 30, 2000 audit of Spiderboy.com, Inc. and the consolidated financial statements of the two companies at October 13, 2000 are attached as exhibits.


Item 7. Financial Statements and Exhibits

         Exhibit 99.1 - Agreement and Plan of Exchange

         Exhibit 99.2 - Notice of Special Meeting of Shareholders

         Exhibit 99.3 - Spiderboy International, Inc. Financial Statements

         Exhibit 99.4 - High Country Ventures, Inc. Financial Statements

         Exhibit 99.5 - Spiderboy.com, Inc, Financial Statements

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.


                                       High Country Ventures, Inc.


                                       By:   /s/ Mark M. Pardo
                                          --------------------------------------
                                          Mark M. Pardo, Chief Executive Officer